  EXHIBIT 99.1

Accelerating IT Transformation Towards Cloud Innovation SEPTEMBER 2020 Investor Presentation RECURRING REVENUES HIGH GROWTH EBITDA PROFITABLE CASH FLOW POSITIVE MARQUEE CLIENTS LARGE ADDRESSABLE MARKET NDVN

JULY 2020 Investor Presentation DISCLAIMERS This presentation of nDivision Inc. ("nDivision" or the “nD”) is for informational purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The information contained herein is subject to change without notice and is based on publicly available information, internally developed data and other sources. Where any opinion or belief is expressed in this presentation, it is based on the assumptions and limitations mentioned herein and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. Readers should consult with their own professional advisors regarding their particular circumstances. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes forward-looking information and forward-looking statements within the meaning of applicable Canadian and United States securities laws. Statements containing the words “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking information. Forward-looking information involves risks and uncertainties including, but not limited to, nD’s anticipated business strategies, anticipated trends in nD’s business and anticipated market share, factors that could cause actual results or events to differ materially from those expressed or implied by the forward-looking information, general business, economic and competitive uncertainties, regulatory risks, risks associated with acquisitions and expansion, risks inherent in the information technology (IT) and internet sectors, other general risks of the IT industry as well as those risk factors disclosed elsewhere below. Such statements are based upon the current beliefs and expectations of nD’s management and are subject to significant business, social, economic, political, regulatory, competitive and other risks, uncertainties, contingencies and other factors. Many assumptions are based on factors and events that are not within the control of nD. Actual future results may differ materially from historical results or current expectations. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking information contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although nD has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on nD’s current estimates, expectations and projections, which nD believes are reasonable as of the current date. nD can give no assurance that these estimates, expectations and projections will prove to have been correct. You should not place undue reliance on forward-looking information, which is based on the information available as of the date of this presentation. Forward-looking information contained in this presentation is as of the date of this presentation and, except as require by applicable law, nD assumes no obligation to update or revise them to reflect new events or circumstances. Historical statements should not be taken as a representation that such trends will be replicated in the future. No statement in this presentation is intended to be nor may be construed as a profit forecast. To the extent any forward-looking information in this Presentation constitutes “future-oriented financial information” or “ﬁnancial outlooks” within the meaning of applicable securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented ﬁnancial information and ﬁnancial outlooks. Future-oriented ﬁnancial information and ﬁnancial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “Cautionary Note Regarding Forward Looking Statements”. nDivision’s actual ﬁnancial position and results of operations may differ materially from management’s current expectations and, as a result, the nD’s revenue and expenses may differ materially from the revenue and expense proﬁles provided in this Presentation. Such information is presented for illustrative purposes only and may not be an indication of nDivision’s actual ﬁnancial position or results of operations. Forward Looking Statements 2 Confidential

Customer Challenges and Objectives 3 Confidential Move to the Cloud organizations are moving away from purchasing and running their own IT systems to renting computing resources from Cloud providers like Amazon, Microsoft and Google Get out of IT Operations and Reduce Costs retain a service provider that can manage systems in the cloud (reduced effort) systems that haven’t moved to the cloud, the network and employee help desk Pivot to Innovation use scarce internal IT resources to improve efficiency and create competitive advantage In 2019, the global Cloud Computing market size was $63B and it is expected to reach $38B in US Dollars by the end of 2026, with a CAGR of 29.2% during 2021-2026. Jul 21, 2020 (The Expresswire) Global Cloud ComputingMarket 2020 $ 3 Confidential

What nDivision Offers 4 Confidential Remote Support we remotely manage systems in 32 countries and provide employee IT help desk services using automation software Automation, AI and Cognitive unlike our competitors who often rely on offshore human labor we use advanced technologies supplemented by U.S. employees to lower costs and improve IT service levels Disruptive Pricing – 40% to 60% Lower Costs our technology, low overhead business model (work-from-home), productized services and rate card approach enables disruptive pricing and services levels that competitors can’t match The cloud managed service market is forecasted to reach $80B by 2024, growing at a five-year CAGR of 17.5% in U.S. dollars. Growth will be driven by organizations demanding agility and support of increasingly complex digital environments. Feb. 25, 2020 (Gartner) Forecast Analysis: Cloud Managed Services, Worldwide 4 Confidential

Examples of Intelligent Automations Disk Space Filling Up Weather Related Outages for Oil Rigs 5 Confidential

Microsoft relies on partners in 85% of the Cloud market Microsoft has resources for the Fortune 100 accounts and very large government contracts but needs partners for the remainder $103bn/year recurring revenue opportunity The remaining 85% of the of the market represents a $103B recurring revenue opportunity for nDivision Microsoft consulting partners are not aligned 95%+ of Microsoft partners do not provide Managed Services and are not effectively aligned to Microsoft’s Cloud business Managed Services Providers are dinosaurs Global MSPs are very reliant on offshore human labor and local MSPs have limited technology skills 85% $103bn/year Market Opportunity and Competitors 1 2 3 4 6 Confidential

Market Segments Large Enterprise $1.25B Market 4k Companies >5k Employees >25 IT Staff $400k-$2m+/yr nD Contract $103B Corporate $33B Market 165k Companies 100-5k Employees >2 IT Staff $200k-$400k/yr nD Contract Small & Medium Business $69B Market 3.2m Companies 5-99 Employees ~ 0-2 IT Staff $6k-$40k/yr nD Contract $ $ $ 7 Confidential

New Initiatives Fueling Our Microsoft Partnership 8 Confidential 20% monthly Microsoft Cloud Rebate: for Microsoft current and new Cloud customers towards ‘New Azure Consumption’ against nDivision’s monthly Managed Services fee for the first three years of the contract only Self-Service Pricing Portal: nDivision’s ‘standard’ pricing will be available to Microsoft sellers and their customers through its online real-time quote application typically generating pricing that is 40% to 60% less than our competitors – instant pricing versus our competitor’s six months For example: an SMB customer normally paying $10,000/month for their Managed Service would be charged $5,000/month by nDivision and would get a $1,000/month rebate – this could potentially fund the entire Cloud computing cost – making it very compelling to move to Azure

9 Our Unique Approach to Service a Market in Transformation The transformation happening in the tech industry today will fuel more change during the next 2 years than the previous 5-7 Years Alan Hixon, CEO nDivision Confidential

Alan Hixon CEO / Director Lane Sorgen CRO / Director Mike Beavers CCO / Director ~ 40 years of industry experience serving as CEO for three separate IT companies. Built an $80m IT services company with 500 employees from start-up, in five years. Responsible for strategy, key partnerships, finance, sales & marketing. 24 years at Microsoft, generating $18b of revenues. As the Regional Vice President for Microsoft’s South Central Region, responsible for $2.2bn of revenues, 350 enterprise customers and 450 direct reports across 6 states. Built the delivery capability for a Managed Services Provider that grew from start-up to $40m in 2.5 years. Responsible for service delivery, spearheading large client opportunities and driving recurring revenue growth. Andy Nordstrud CEO / Director Justin Roby CTO Brad Wiggins CAO More than twenty years of professional experience, including over 12 years as a public company Chief Financial Officer at three separate companies. Several years’ M&A experience at Grant Thornton and PwC. Built an IT reseller business. Responsible for corporate governance, business process development, overseeing compliance and taking a leading role in strategic projects, such as the development of nDivision’s Self-Service Portal. Built a computer services business. One of the most certified consultants in the U.S. Responsible for driving efficiency gains and competitive advantage, through the use of state-of-the-art technology Leadership Team 10 Confidential

2011 Founded as a Dell Professional Services Partner Microsoft and infrastructure deployments/upgrades 2011 Acquired a Small SMP Foundation for strategic focus on Managed Services 7 EMPLOYEES 2013 First Billion Dollar Customer 2,000 international IT assets across data centers and network 2014 Dell Managed Services Partner 2015 IP Soft Partner / SOC 2 Type 2 Compliance Transition from Microsoft System Center/tools to IP Soft’s IPcenter® and achieved SOC 2 Type 2 compliance 2016 Multiple Fortune 1000 Customers Oil & Gas, Manufacturing, Retail, Transportation, etc. First Fortune 500 Customer $13bn integrated power generation and retail 17 EMPLOYEES 20 EMPLOYEES 40 EMPLOYEES 2019 Microsoft Cloud Partner Strategic Microsoft Cloud Partner initially within its South Central Region Our 10 Years of Evolution 11 Launches Self-Service Portal Online service for U.S. Microsoft salespeople and customers for instant, cost-effective cloud migration and Managed quotes Confidential 30 EMPLOYEES 50 EMPLOYEES (est.) Independent Directors / Advisory

How We’ll Succeed 12 Confidential Disruptive Pricing: Automation, AI & Cognitive, inexpensive software platform and low overheads Online Quotes: Self-Service Pricing portal – real time quotes for Microsoft and customers $103B Recurring Revenue Market: SMB, Corporate and Enterprise segments Chief Revenue Officer: Lane Sorgen drove $18B of revenues in his 24-year career at Microsoft $ Microsoft Route to Market: Solving their main cloud migration challenges

13 Industry-leading Recurring revenues fuel our organic growth and provides us unique abilities to Best Service Our Clients Alan Hixon, CEO nDivision Financial Performance Confidential

2019 and Six Months Ended June 30, 2020 Key Financial Results Increasing Revenues Each Year and Each Period (in $millions) Q2 2018 Q2 2019 41.8% increase year-over-year 14.4% period-over-period Gross Profit Growth at Steady, Double Digit Margins (in $millions) Q2 2018 Q2 2019 305% increase year-over-year at 14% period-over-period at Adjusted EBITDA* * Excluding Non-Cash and Non-Routine Expenses Q2 2018 Q2 2019 589% increase year-over-year 324% period-over-period ~35% Gross Margin ~36% Gross Margin 14 Confidential

Questions? 15 Confidential

Alan Hixon ahixon@ndivision.com Thank you 469-360-2981 https://www.linkedin.com/in/alan-hixon-92867bb/ 16 Confidential